DEAN WITTER INTERMEDIATE INCOME SECURITIES  TWO WORLD TRADE CENTER, NEW YORK,
                                            NEW YORK 10048
LETTER TO THE SHAREHOLDERS AUGUST 31, 1996

DEAR SHAREHOLDER:

Interest rates were extremely volatile over the past twelve months, with yields on U.S. intermediate-term Treasury securities falling nearly 0.75 percentage points from August 31, 1995 through the end of the calendar year, only to rise
1.2 to 1.3 percentage points through the first eight months of 1996. On August 31, 1996, two-year U.S. Treasury notes yielded 6.34 percent and five-year notes yielded 6.72 percent -- an increase of 0.50 and 0.66 percentage points, respectively, from one year earlier.

Signs of a slowing economy, hopes for Congressional passage of a balanced-budget resolution and reduced inflationary expectations laid a foundation for lower interest rates into early 1996. At that time, the market chose to overlook a standstill on budgetary legislation and an absence of reliable economic data resulting from a temporary, partial government shutdown. However, in February returning government employees reported a stronger economy than had previously been believed. Most notably, employment was surprisingly healthy, with 700,000 new jobs reportedly created in January. As the year progressed, evidence continued to point to a robust economy, which ultimately grew 4.8 percent in the second quarter. Although inflation was still not an immediate threat, some concern was evident as a result of wage increases and renewed pressure on some sensitive commodity prices, including oil and lumber. The Federal Reserve Board lowered interest rates through January 1996 but by the end of August expectations for an increase in short-term rates had surfaced.

PERFORMANCE AND PORTFOLIO

For the fiscal year ended August 31, 1996, the Fund returned 2.58 percent, while intermediate-term (five- to ten-year maturities) investment-grade corporate bonds, as measured by the Lehman Brothers Intermediate Investment Grade Debt Index, returned 3.73 percent, and intermediate-term (one- to ten-year maturities) government and corporate bonds, as measured by the Lehman Brothers Intermediate Government/Corporate Bond Index, returned 4.44 percent. The Fund's

DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS AUGUST 31, 1996, CONTINUED

performance was hindered by rising interest rates in 1996. Early in the Fund's fiscal year, performance was also affected by the Fund's holdings in Kmart and Niagara Mohawk Power Corp., when the credit rating services downgraded the debt of these companies. However, Kmart's financial outlook has improved, boosting market prices for the company's bonds and enabling us to ultimately reduce the Fund's commitment to this credit.
                                                  [GRAPHIC]
On August 31, 1996, the Fund's net
assets exceeded $208 million. During the fiscal year, income dividends of $0.55 per share were distributed. At the conclusion of the period under review, the Fund's average maturity, including temporary cash reserves, was 5.61 years and its average duration was 3.91 years.
(Duration measures a bond fund's
sensitivity to interest-rate moves. A
fund's duration, when multiplied by the
percentage-point rise or fall in
interest rates, provides a rough
estimate of the probable resulting
percentage change to a fund's
principal.) Temporary reserves accounted for 4.8 percent of investable assets and securities with maturities of less than one year accounted for 15 percent.
                                                  [GRAPHIC]
The accompanying chart illustrates the
performance of a $10,000 investment in
the Fund from inception (May 3, 1989)
through the fiscal year ended August 31, 1996, versus the performance of similar hypothetical investments in the issues that comprise the Lehman Brothers
Intermediate Investment Grade Debt Index and the Lehman Brothers Intermediate
Government/Corporate Bond Index.
                                                  [GRAPHIC]
During the second half of the fiscal
year, a stronger economy and higher
interest rates created an environment
characterized by improved credit
perceptions for industrial companies and a shortage of new fixed-income securities issued by these companies.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
LETTER TO THE SHAREHOLDERS AUGUST 31, 1996, CONTINUED

As a result, yields in this sector became less attractive relative to those in finance and Yankee bonds (dollar-denominated bonds issued in the United States by foreign entities). Because of this shift in relative value, we reduced the Fund's commitment to industrials to 23 percent of the invested portion of the portfolio from 34 percent a year earlier, while increasing investments in finance and Yankees to 19 percent and 21 percent from 14 percent and 12 percent, respectively. We continued to favor A-rated credits, with those rated below A representing 23 percent of the invested portion of the portfolio, down from nearly 27 percent a year ago. On August 31, 1996, 67 percent of the portfolio was comprised of corporate bonds and 33 percent was government bonds. Over the past six months, because of maturing debt and calls, some high-coupon bonds were replaced with newer issues having lower coupons, thus reducing the portfolio's average coupon to 7.16 percent. However, we anticipate that interest rates will continue to rise through the end of 1996, which will result in a higher average coupon for the Fund.

LOOKING AHEAD

In recent months, economic reports have been almost as volatile as interest rates, but their trends suggest continued above-average growth. Despite some signs of slackening consumer and business demand early in the third quarter, recent indications -- most notably new factory orders and payroll reports -- suggest that the economy is losing relatively little steam. While inflation has not been a threat to date, signs point to a possible increase later this year and into 1997. Wages are increasing slightly faster than in the past few years; oil prices are staying high, going into a period of traditionally strong demand; consumer confidence is at historically high levels; and the housing and automobile markets, while not accelerating, are maintaining impressive levels. Given this environment, it is likely that interest rates will rise later this year, spurred by the Federal Reserve Board, which may raise short-term rates before year-end.

We appreciate your ongoing support of Dean Witter Intermediate Income Securities and look forward to continuing to serve your investment needs.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             CORPORATE BONDS (70.1%)
             AEROSPACE & DEFENSE (1.9%)
 $   4,000   Lockheed Martin Corp..........................      6.625%   06/15/98  $     4,004,120
                                                                                    ---------------
             AUTOMOBILE - RENTALS (1.3%)
     2,900   Hertz Corp....................................      6.00     01/15/03        2,699,088
                                                                                    ---------------
             AUTOMOTIVE (2.1%)
     4,300   Chrysler Corp.................................     10.40     08/01/99        4,451,575
                                                                                    ---------------
             AUTOMOTIVE - FINANCE (5.7%)
     7,000   Ford Motor Credit Co..........................      6.25     11/08/00        6,785,170
     4,975   General Motors Acceptance Corp................      8.40     10/15/99        5,169,722
                                                                                    ---------------
                                                                                         11,954,892
                                                                                    ---------------
             BANK HOLDING COMPANIES (5.6%)
     5,000   BankAmerica Corp..............................      6.20     02/15/06        4,522,950
     2,474   First Chicago Corp............................      7.625    01/15/03        2,504,974
     4,975   Star Bank N.A.................................      6.375    03/01/04        4,646,302
                                                                                    ---------------
                                                                                         11,674,226
                                                                                    ---------------
             BANKS (4.0%)
     5,000   Shawmut Bank Connecticut, N.A.................      8.625    02/15/05        5,303,450
     3,000   Societe Generale - N.Y........................      7.40     06/01/06        2,951,610
                                                                                    ---------------
                                                                                          8,255,060
                                                                                    ---------------
             BANKS - INTERNATIONAL (4.0%)
     3,400   ABN-AMRO Bank NV (Netherlands)................      7.55     06/28/06        3,400,544
     5,000   Santander Financial Issuances
             (Cayman Islands)..............................      7.75     05/15/05        5,025,650
                                                                                    ---------------
                                                                                          8,426,194
                                                                                    ---------------
             BROKERAGE (4.7%)
     2,100   Bear Stearns Companies, Inc...................      6.75     08/15/00        2,071,566
     3,000   Lehman Brothers Holdings, Inc.................      5.75     11/15/98        2,919,810
     5,000   Morgan Stanley Group, Inc.....................      5.625    03/01/99        4,866,750
                                                                                    ---------------
                                                                                          9,858,126
                                                                                    ---------------
             CABLE & TELECOMMUNICATIONS (2.1%)
     5,000   Tele-Communications, Inc......................      6.875    02/15/06        4,427,300
                                                                                    ---------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (3.4%)
     3,000   Applied Materials Inc.........................      8.00     09/01/04        3,072,570
     4,000   Texas Instruments, Inc........................      6.875    07/15/00        3,980,520
                                                                                    ---------------
                                                                                          7,053,090
                                                                                    ---------------
             FINANCE (7.6%)
     3,000   Fireman's Fund Mortgage Corp..................      8.875    10/15/01        3,153,720
     7,250   Golden West Financial Corp....................     10.25     05/15/97        7,453,666
     5,000   Household Finance Corp........................      7.65     05/15/07        5,004,450
                                                                                    ---------------
                                                                                         15,611,836
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             FOREIGN GOVERNMENT (5.7%)
 $   5,250   Israel (State of).............................      6.375%   12/15/05  $     4,792,095
     5,000   Quebec (Province of) (Canada).................      6.50     01/17/06        4,630,750
     2,450   Republic of Indonesia.........................      7.75     08/01/06        2,404,185
                                                                                    ---------------
                                                                                         11,827,030
                                                                                    ---------------
             HEALTHCARE (2.3%)
     4,975   Columbia/HCA Healthcare Corp..................      6.87     09/15/03        4,847,590
                                                                                    ---------------
             INDUSTRIALS (1.8%)
     3,900   Comdisco, Inc.................................      5.75     02/15/01        3,687,879
                                                                                    ---------------
             LEISURE (1.5%)
     3,000   Royal Caribbean Cruises, Ltd. (Liberia).......      8.25     04/01/05        3,076,320
                                                                                    ---------------
             OIL COMPANY (0.9%)
     2,000   Lasmo (U.S.A.) Inc............................      7.125    06/01/03        1,951,660
                                                                                    ---------------
             OIL INTEGRATED - INTERNATIONAL (2.4%)
     5,000   Societe Nationale Elf Aquitaine (France)......      7.75     05/01/99        5,110,750
                                                                                    ---------------
             PAPER & FOREST PRODUCTS (3.2%)
     2,000   Fletcher Challenge Capital (Canada)...........      7.75     06/20/06        1,997,560
     4,900   Noranda Forest, Inc. (Canada).................      6.875    11/15/05        4,616,241
                                                                                    ---------------
                                                                                          6,613,801
                                                                                    ---------------
             RETAIL STORES (2.2%)
     2,000   Kmart Corp....................................      8.125    12/01/06        1,700,000
     3,000   TJX Companies Inc.............................      6.625    06/15/00        2,926,290
                                                                                    ---------------
                                                                                          4,626,290
                                                                                    ---------------
             TEXTILES (1.3%)
     2,975   Burlington Industries, Inc....................      7.25     09/15/05        2,810,542
                                                                                    ---------------
             UTILITIES - ELECTRIC (6.4%)
     5,000   Chilgener S.A. (Chile)........................      6.50     01/15/06        4,582,400
     2,000   Commonwealth Edison Co........................      7.50     01/01/01        1,988,820
     2,000   Connecticut Light & Power Co..................      7.875    06/01/01        1,995,220
       500   Consolidated Edison Co. of New York, Inc......      5.90     12/15/96          500,340
     1,500   Niagara Mohawk Power Corp.....................      8.00     06/01/04        1,369,665
     3,000   System Energy Resources, Inc..................      7.71     08/01/01        2,993,970
                                                                                    ---------------
                                                                                         13,430,415
                                                                                    ---------------

             TOTAL CORPORATE BONDS
             (IDENTIFIED COST $152,021,731).......................................      146,397,784
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                    COUPON     MATURITY
 THOUSANDS                                                     RATE        DATE          VALUE
---------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT & AGENCIES OBLIGATIONS (22.1%)
 $   2,000   Federal Home Loan Mortgage Corp...............      6.35 %   06/24/98  $     1,994,940
     1,000   Federal Home Loan Mortgage Corp...............      6.07     11/20/98          989,400
     2,200   Federal Home Loan Mortgage Corp...............      6.905    06/11/99        2,200,066
       190   Federal Home Loan Mortgage Corp...............      8.50     12/01/01          193,276
       140   Federal Home Loan Mortgage Corp...............      8.50     01/01/02          142,325
       474   Federal Home Loan Mortgage Corp...............      8.50     07/01/02          482,420
       206   Federal Home Loan Mortgage Corp...............      9.00     08/01/02          212,272
     1,700   Federal Home Loan Mortgage Corp...............      7.05     03/24/04        1,650,530
     3,230   Federal National Mortgage Assoc...............      5.30     03/11/98        3,179,709
        49   Federal National Mortgage Assoc...............      8.50     12/01/01           50,275
     2,000   Federal National Mortgage Assoc...............      7.55     06/10/04        1,989,340
     2,000   Federal National Mortgage Assoc...............      7.73     08/26/04        2,004,660
     2,880   Private Export Funding Corp...................      6.86     04/30/04        2,873,520
    12,600   U.S. Treasury Note............................      6.75     02/28/97       12,668,544
     5,000   U.S. Treasury Note............................      5.125    04/30/98        4,910,950
     5,000   U.S. Treasury Note............................      6.75     06/30/99        5,029,650
     1,300   U.S. Treasury Note............................      5.75     10/31/00        1,255,930
     3,500   U.S. Treasury Note............................      5.75     08/15/03        3,287,935
     1,000   U.S. Treasury Note............................      7.00     07/15/06        1,003,760
                                                                                    ---------------

             TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
             (IDENTIFIED COST $46,553,206)........................................       46,119,502
                                                                                    ---------------

             SHORT-TERM INVESTMENTS (4.6%)
             U.S. GOVERNMENT AGENCY (a) (1.5%)
     3,140   Federal National Mortgage Assoc...............      5.23     09/06/96        3,137,719
                                                                                    ---------------

             REPURCHASE AGREEMENT (3.1%)
     6,496   The Bank of New York (dated 08/30/96; proceeds
             $6,499,359; collateralized by $3,638,403
             Federal Home Loan Banks 6.19% due 07/10/98
             valued at $3,664,778 and $2,919,796 U.S.
             Treasury Note 6.875% due 07/31/99 valued at
             $2,960,796) (Identified Cost $6,495,660)......      5.125    09/03/96        6,495,660
                                                                                    ---------------

             TOTAL SHORT-TERM INVESTMENTS
             (IDENTIFIED COST $9,633,379).........................................        9,633,379
                                                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
PORTFOLIO OF INVESTMENTS AUGUST 31, 1996, CONTINUED

                                                                                         VALUE
---------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $208,208,316) (B)..........       96.8%  $202,150,665

OTHER ASSETS IN EXCESS OF LIABILITIES.......        3.2      6,760,216
                                                  -----   ------------
NET ASSETS..................................      100.0%  $208,910,881
                                                  -----   ------------
                                                  -----   ------------

---------------------
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation was $354,493 and the aggregate gross unrealized depreciation was $6,412,144, resulting in net unrealized depreciation of $6,057,651.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996

ASSETS:
Investments in securities, at value
  (identified cost $208,208,316)............................  $202,150,665
Receivable for:
    Shares of beneficial interest sold......................     3,642,981
    Interest................................................     3,630,048
    Principal paydowns......................................        25,314
Prepaid expenses............................................        15,174
                                                              ------------

     TOTAL ASSETS...........................................   209,464,182
                                                              ------------

LIABILITIES:
Payable for:
    Plan of distribution fee................................       149,125
    Shares of beneficial interest repurchased...............       111,121
    Investment management fee...............................       105,265
    Dividends to shareholders...............................        58,478
Accrued expenses and other payables.........................       129,312
                                                              ------------

     TOTAL LIABILITIES......................................       553,301
                                                              ------------

NET ASSETS:
Paid-in-capital.............................................   223,580,672
Net unrealized depreciation.................................    (6,057,651)
Accumulated undistributed net investment income.............        34,895
Accumulated net realized loss...............................    (8,647,035)
                                                              ------------

     NET ASSETS.............................................  $208,910,881
                                                              ------------
                                                              ------------

NET ASSET VALUE PER SHARE,
  22,243,950 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                     $9.39
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1996

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $16,288,370
                                                              -----------

EXPENSES
Plan of distribution fee....................................    1,894,592
Investment management fee...................................    1,337,360
Transfer agent fees and expenses............................      178,366
Professional fees...........................................       62,554
Shareholder reports and notices.............................       51,684
Registration fees...........................................       33,905
Custodian fees..............................................       18,911
Trustees' fees and expenses.................................       15,419
Other.......................................................       11,016
                                                              -----------

     TOTAL EXPENSES.........................................    3,603,807
                                                              -----------

     NET INVESTMENT INCOME..................................   12,684,563
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................     (788,498)
Net change in unrealized depreciation.......................   (6,023,150)
                                                              -----------

     NET LOSS...............................................   (6,811,648)
                                                              -----------

NET INCREASE................................................  $ 5,872,915
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR      FOR THE YEAR
                                                                   ENDED             ENDED
                                                              AUGUST 31, 1996   AUGUST 31, 1995
-----------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $   12,684,563    $   14,431,429
Net realized loss...........................................         (788,498)       (2,372,243)
Net change in unrealized depreciation.......................       (6,023,150)        6,706,091
                                                              ---------------   ---------------

     NET INCREASE...........................................        5,872,915        18,765,277
                                                              ---------------   ---------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................      (12,688,795)      (14,398,478)
Net realized gain...........................................        --                 (307,913)
                                                              ---------------   ---------------

     TOTAL..................................................      (12,688,795)      (14,706,391)
                                                              ---------------   ---------------
Net decrease from transactions in shares of beneficial
  interest..................................................      (17,024,823)      (17,057,209)
                                                              ---------------   ---------------

     TOTAL DECREASE.........................................      (23,840,703)      (12,998,323)

NET ASSETS:
Beginning of period.........................................      232,751,584       245,749,907
                                                              ---------------   ---------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $34,895 AND $39,127, RESPECTIVELY)......................   $  208,910,881    $  232,751,584
                                                              ---------------   ---------------
                                                              ---------------   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Intermediate Income Securities (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund was organized as a Massachusetts business trust on September 1, 1988 and commenced operations on May 3, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price;
(3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, calculated daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.60% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, included carrying charges, totaled $6,167,490 at August 31, 1996.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

The Distributor has informed the Fund that for the year ended August 31, 1996, it received approximately $364,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended August 31, 1996, aggregated $233,693,397 and $250,311,088, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $80,005,553 and $66,339,993, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At August 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $16,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. At August 31, 1996, the Fund had an accrued pension liability of $49,061 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         AUGUST 31, 1996               AUGUST 31, 1995
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    5,122,000   $   49,165,458     4,829,143   $ 45,425,471
Reinvestment of dividends and distributions......................      725,423        6,970,644       845,190      8,195,495
                                                                   -----------   --------------   -----------   ------------
                                                                     5,847,423       56,136,102     5,674,333     53,620,966
Repurchased......................................................   (7,617,219)     (73,160,925)   (7,500,636)   (70,678,175)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,769,796)  $  (17,024,823)   (1,826,303)  $(17,057,209)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS

At August 31, 1996, the Fund had a net capital loss carryover of approximately $6,966,000 of which $6,656,000 will be available through August 31, 2003 and $310,000 will be available through August 31, 2004 to offset future capital gains to the extent provided by regulations. Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the

DEAN WITTER INTERMEDIATE INCOME SECURITIES
NOTES TO FINANCIAL STATEMENTS AUGUST 31, 1996, CONTINUED

first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,681,000 during fiscal 1996. As of August 31, 1996, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER INTERMEDIATE INCOME SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                                  FOR THE
                                                                                                                  PERIOD
                                                                                                                  MAY 3,
                                                                                                                   1989*
                                                           FOR THE YEAR ENDED AUGUST 31                           THROUGH
                                    ---------------------------------------------------------------------------   AUGUST
                                      1996       1995       1994       1993       1992       1991       1990     31, 1989
--------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of period............... $   9.69   $   9.51   $  10.26   $  10.05   $   9.59   $   9.42   $   9.98   $  10.00
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net investment income..............     0.55       0.59       0.58       0.62       0.70       0.79       0.86       0.28
Net realized and unrealized gain
 (loss)............................    (0.30)      0.19      (0.73)      0.20       0.46       0.17      (0.55)     (0.02)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total from investment operations...     0.25       0.78      (0.15)      0.82       1.16       0.96       0.31       0.26
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Less dividends and distributions
 from:
   Net investment income...........    (0.55)     (0.59)     (0.56)     (0.61)     (0.70)     (0.79)     (0.86)     (0.28)
   Net realized gain...............    --         (0.01)     (0.04)     --         --         --         (0.01)     --
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Total dividends and
 distributions.....................    (0.55)     (0.60)     (0.60)     (0.61)     (0.70)     (0.79)     (0.87)     (0.28)
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Net asset value, end of period..... $   9.39   $   9.69   $   9.51   $  10.26   $  10.05   $   9.59   $   9.42   $   9.98
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                    ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN+...........     2.58%      8.56%     (1.50)%     8.43%     12.58%     10.78%      3.22%      2.57%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................     1.62%      1.63%      1.63%      1.62%      1.69%      1.69%      1.75%      1.42%(2)(3)

Net investment income..............     5.69%      6.23%      5.80%      6.12%      7.11%      8.49%      8.78%      8.18%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $208,911   $232,752   $245,750   $254,431   $187,285   $115,204   $114,086    $69,946

Portfolio turnover rate............      115%       114%       122%       132%        93%       150%       135%        30%(1)

---------------------
 *   Commencement of operations.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all the expenses that were assumed or waived by the Investment Manager, the above expense and net investment income ratios would have been 2.15% and 7.44%, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER INTERMEDIATE INCOME SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER INTERMEDIATE INCOME SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Intermediate Income Securities (the "Fund") at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended and for the period May 3, 1989 (commencement of operations) through August 31, 1989, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
OCTOBER 11, 1996

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo                             DEAN WITTER
Edwin J. Garn                                      INTERMEDIATE
John R. Haire                                      INCOME
Dr. Manuel H. Johnson                              SECURITIES
Michael E. Nugent
Phillip J. Purcell                                 [GRAPHIC]
John L. Schroeder
                                                   ANNUAL REPORT
                                                   AUGUST 31, 1996
OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

DEAN WITTER INTERMEDIATE INCOME SECURITIES

                                 GROWTH OF $10,000

-------------------------------------------------------------------------------
     DATE           TOTAL            LEHMAN INTMDT            LEHMAN INTMDT
                                   INV. GRADE DEBT IX        GOVT/CORP BOND IX
-------------------------------------------------------------------------------
May 3, 1989         $10,000              $10,000                    $10,000
-------------------------------------------------------------------------------
August 31, 1989     $10,257              $10,375                    $10,327
-------------------------------------------------------------------------------
August 31, 1990     $10,587              $11,047                    $11,161
-------------------------------------------------------------------------------
August 31, 1991     $11,729              $12,621                    $12,589
-------------------------------------------------------------------------------
August 31, 1992     $13,205              $14,686                    $14,241
-------------------------------------------------------------------------------
August 31, 1993     $14,318              $16,706                    $15,556
-------------------------------------------------------------------------------
August 31, 1994     $14,103              $16,382                    $15,505
-------------------------------------------------------------------------------
August 31, 1995     $15,310              $18,552                    $16,973
-------------------------------------------------------------------------------
August 31, 1996     $15,705 (3)          $19,244                    $17,726
-------------------------------------------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS
                        1 YEAR      5 YEARS      LIFE OF FUND
                      ---------------------------------------
                       2.58 (1)     6.01 (1)      6.35 (1)
                      ---------------------------------------
                      -2.27 (2)     5.70 (2)      6.35 (2)
                      ---------------------------------------

    -------------------------------------------------------------------------
    ___  Fund   ___ LEHMAN Intmdt Inv Gr Ix (4)   ___ LEHMAN Intmt G/C Ix (5)
    -------------------------------------------------------------------------

Past performance is not predictive of future returns.

---------------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years-2%, since inception-0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3) Closing value assuming a complete redemption on August 31, 1996.

(4) The Lehman Brothers Intermediate Investment Grade Debt Index measures the performance of 5-to 10- year investment-grade corporate debt securities. The index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

(5) The Lehman Brothers Intermediate Government/Corporate Bond Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. treasury securities and corporate and yankee bonds, with maturities of one to ten years. The index is unmanaged and should not be considered an investment.